o105 STKP1

                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                         FRANKLIN'S AGE HIGH INCOME FUND
                              DATED OCTOBER 1, 1997
                            AS AMENDED MARCH 23, 1998

The prospectus is amended as follows:

I. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

     2. Determine how much you would like to invest. The Fund's minimum investments are:

   o To open a regular, non-retirement account ....................... $1,000
   o To open an IRA, IRARollover, Roth IRA, or Education IRA ......... $  250*
   o To open a custodial account for a minor (an UGMA/UTMA account) .. $  100
   o To open an account with an automatic investment plan ............ $   50**
   o To add to an account ............................................ $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

    For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new categories 6 and 7 are added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  6. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

  7. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

III. The following new category 13 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 13. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

IV. The following paragraph is added at the end of the section "How Do I Buy Shares?":

 FOR INVESTORS OUTSIDE THE U.S.

 The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

V. The first paragraph under "May I Exchange Shares for Shares of Another Fund? Will Sales Charges Apply to My Exchange?" is replaced with the following:

 You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

VI. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

VII.  The  section  "Keeping  Your  Account  Open,"  found  under   "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

VIII. The following replaces the definition of "Contingency Period" in the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

                 Please keep this supplement for future reference.